Exhibit 99.1

Athena Gold Intercepts Shallow High-Grade Gold With 15.3 G/T Over 35 Feet At Its Excelsior Springs Project, Nevada

VACAVILLE, CA – June 29, 2022 – Athena Gold Corporation (OTCQB: AHNR)(CSE: ATHA) (“Athena” or the “Company”) is pleased to announce assay results from the 2022 reverse circulation (“RC”) phase 1 drill program (the “Program”) at its Excelsior Springs Project ( “Project”) located approximately 45 miles southwest of Goldfield in Esmeralda County, Nevada A total of 11 vertical and angle holes were completed in this Program in early April 2022 on patented and unpatented claims comprising the Project.

High grade gold was discovered in hole DB-23 in a 110-foot intercept of 5.15 Au g/t and 8.9 Ag g/t including a 55-foot intercept of 10.03 Au g/t and 17.3 silver g/t, and 35-foot intercept of 15.3 Au g/t and 26.5 Ag g/t over 35 feet. These intercepts started at a depth of 140 feet in this 500 angled hole, which is located at the east end of known mineralization in the Buster zone.

DB-23 contained the highest-grade intercept of more than 20 feet thick at the Project and its Grade x Thickness (“G x T”) product of 566 is twice as large as the next highest G x T from the Project’s known historical RC drilling. In addition, it is open up and down dip and untested for potential strike length extensions of at least 450’ to the west and more than 1,000 feet to the east.

John Power, President, and CEO of Athena, commented, “DB-23 is the best drill hole in the history the project. This remarkable High-grade discovery validates the potential of our flagship Project. Our technical advisors did an excellent job examining the technical database that includes 84 historic RC drill holes completed since 1986, developing the drill targets, and executing our initial RC drill Program.”

Intercept Highlights

10.03 g/t Au and 17.3 g/t silver over 55 feet starting at 140 feet in DB-23, including 15.3 g/t Au and 26.5 g/t Ag over 35 feet.

1.10 g/t Au and 4.0 g/t Ag over 60 feet starting at 215 feet in DB-03, including 2.61 g/t Au over 20 feet.

1.11 g/t Au and 4.0 g/t Ag over 20 feet starting at 110 feet in BT-07; and

1.48 g/t Au and 2.8 g/t Ag over 20 feet starting at 265 feet in DB 22.

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Program Details and Results

The Program was designed to better delineate and expand known mineralization along strike at the Project, aggressively test new peripheral targets, and further substantiate the Project as a regional-scale, intrusion-related, gold-bearing, hydrothermal system.

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The high grade intercept in DB-23 is open and untested up and down dip and along strike length extensions of at least 450 feet to the west and more than 1,000 feet to the east.

The intercept in DB-03  confirms the down dip and strike length extensions of gold mineralization from nearby historic RC holes.

The intercept in BT-07 is an extension of known mineralization in the historic underground workings northeast from the Upper Buster shaft and supports subsequent drilling up and down dip and along strike further to the northeast.

The intercepts in DB-22 appear to be located above the intercepts in DB-23 but further drilling and studies are required to fully define and assess the relationship of the intercepts in these two holes and the potential extensions therefrom.

All samples were shipped to American Assay Laboratories, an independent ISO-certified laboratory in Reno, Nevada. Additional drilling and analysis are required to determine the extent and true thicknesses of the new and existing mineralized intervals. Future exploration plans at the Project include detailed geological studies of the projected outcrop of this new mineral discovery along with further review of historical information in this area. A Phase 2 drill program will then be designed primarily to extend this mineralization along strike and up and down dip, as well as drilling other priority targets.

Quality Assurance and Quality Control

Procedures have been implemented to assure Quality Assurance Quality Control (QAQC) of drill hole assaying being done at an ISO Accredited assay laboratory. All intervals of drill holes are being assayed and samples were securely stored for shipment, with chain of custody documentation through delivery. Mineralized commercial reference standards and coarse blank standards were inserted every 20th sample in sequence to assure acceptable levels of confidence of the drill hole assays. When laboratory reports of the assays are received, QAQC protocols are immediately augmented to ensure dependability of the drill hole assays.

As the Excelsior Springs Project advances, additional QAQC measures will be implemented including selected duplicate check assaying on pulps and coarse rejects at a second accredited assay laboratory. All results will be analyzed for consistency.

Qualified Person

Donald G. Strachan, Certified Professional Geologist (CPG #10376 AIPG), is a qualified person as defined by NI 43-101 and has reviewed the scientific and technical information that forms the basis of this press release and has approved the disclosure herein. Mr. Strachan is independent of the Company and was responsible for the site management and technical aspects of the Program.

About Athena Gold Corporation

Athena is engaged in the business of mineral exploration and the acquisition of mineral property assets. Its objective is to locate and develop economic precious and base metal properties of merit and to conduct additional exploration drilling and studies on the Project.

For further information about Athena Gold Corporation and our Excelsior Springs Gold project, please visit www.athenagoldcorp.com.

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On Behalf of the Board of Directors

John Power
Chief Executive Officer and President

Contact:

Phone: John Power, 707-291-6198
Email: info@athenagoldcorp.com

Cautionary Statement to U.S. Investors

This press release references NI 43-101, which differs from the requirements of U.S. securities laws. NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects.

The United States Securities and Exchange Commission (“SEC”) permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can legally extract or produce. Pursuant to SEC Industry Guide 7 under the United States Securities Act of 1933, as amended, a “final” or “bankable” feasibility study is required to report reserves. Currently Athena has not delineated “reserves” on any of its properties. Athena cannot be certain that any deposits at its properties will ever be confirmed or converted into SEC Industry Guide 7 or any successor rule or regulation compliant “reserves”. Investors are cautioned not to assume that any part or all of the historic Buster Mine gold zone will ever be confirmed or converted into reserves or that it can be economically or legally extracted.

The SEC has adopted amendments to its disclosure rules to modernize the mineral property disclosure requirements for issuers whose securities are registered with the SEC under the United States Securities Exchange Act of 1934, as amended. These amendments became effective February 25, 2019, with compliance required for the first fiscal year beginning on or after January 1, 2021, and historical property disclosure requirements for mining registrants that were included in SEC Industry Guide 7 will be rescinded from and after such date.

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Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding future exploration plans and the completion of a phase 2 drill program at the Project, future results from exploration, and the anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, QAQC procedures at the Project were followed, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labor disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including of the Canadian Securities Exchange, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors and risks that are discussed in the Company’s periodic filings with the SEC and disclosed in the final long form prospectus of the Company dated August 31, 2021.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise required by law.

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